FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  September 25, 2006

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2005-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 20, 275 Kent Street, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 8253 3589


NOTEHOLDERS REPORT - SERIES 2005-1G WST TRUST

Date of Report - Determination Date  19-Sep-06

Housing Loan Collection Period       12-Jun-06  to  11-Sep-06
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A1             23-Jun-06   to  25-Sep-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A1     94


Coupon Period - Class A2             23-Jun-06   to  25-Sep-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A2     94


Coupon Period - Class B              23-Jun-06   to  25-Sep-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      94

3 month BBSW at beginning of coupon period        6.03330%
3 Month USD-LIBOR              			  5.44875%

Foreign Exchange Rate				  0.7740

Available Income                            22,179,163.79
Total Available Funds                       22,179,163.79
Accrued Interest Adjustment                 	     0.00
Redraws Made This Period                    55,093,415.69
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
Trust Expenses                                 914,944.19
Total Payments                              19,781,004.59
Payment Shortfall                            	     0.00
Principal Draw This Period                   	     0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                159,210,045.41
Principal Collections			   104,116,629.72
Excess Available Income                      2,398,159.20
Excess Collections Distribution              2,398,159.20
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,110,239,705.61
Subordinated Percentage                           2.2905%
Initial Subordinated Percentage                   1.3863%
Quarterly Percentage                      	  0.1767%

               Principal/100,000     Coupon/100,000
Class A1          5,419.3861		853.6565 usd
Class A2	  5,419.3861	        941.8233 (per10,000)aud
Class B               0.0000          1,625.8909 (per10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A1       764,896,367.82	     72.05801%     1.00000
Class A2       269,104,449.42	     25.35132%
Class B         27,500,000.00         2.59067%
Total        1,061,500,817.24       100.00000%

Stated Amount - USD                  Bond Factor
Class A1       592,029,788.70	     0.5382089
Class A2       208,286,843.85        0.5382089
Class B         21,285,000.00        1.0000000
Total          821,601,632.55

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $   9,344,145
Unscheduled principal      $  94,772,485
Principal Collections      $ 104,116,630




Fixed Interest Rate Housing Loan               $    13,052,442
Variable Rate Housing Loans                    $ 1,048,448,375
Total                                          $ 1,061,500,817

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   11 September 2006

               Number     Current     Instalment   % by    % by
             of Loans	  Balance	  Amount  Number   Balance
Current         7,862	1,017,018,330  9,388,241  96.42%   95.82%
 1 - 29 Days      256      39,405,098	 293,701   3.14%    3.71%
 30 - 59 Days      23	    3,201,972	  25,024   0.28%    0.30%
 60 - 89 Days       4         367,917      2,670   0.05%    0.03%
 90 - 119 Days      3	      534,981	   2,978   0.04%    0.05%
 120 - 149 Days     1	      176,552 	   1,286   0.01%    0.02%
 180+ Days          5         795,967      5,848   0.06%    0.07%

  TOTAL         8,154   1,061,500,817  9,719,748 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2005-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2005-1G WST
                              Trust,(Registrant)

Dated: 6 September 2006
By:    /s/ Ramesh Raghuraman

Name:    Ramesh Raghuraman

Title: Manager Securitisation

By:     /s/ Anne Sontag

Name:    Anne Sontag

Title:  Senior Manager Securitisation